EXHIBIT 10.23

Addendum No. 1

to the

Net Quota Share

Reinsurance Contract

Effective: July 1, 2005

issued to the

VESTA FIRE INSURANCE CORPORATION

SHELBY INSURANCE COMPANY

THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LTD.

FLORIDA SELECT INSURANCE COMPANY

SHELBY CASUALTY INSURANCE COMPANY

VESTA INSURANCE CORPORATION

and

TEXAS SELECT LLOYDS INSURANCE COMPANY

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Vesta Fire Insurance Corporation and agreed to be included in advance by the Reinsurer

It Is Hereby Agreed, effective December 1, 2005, with respect to losses arising out of Loss Occurrences commencing on or after that date, that paragraph A of Article VIII - Retention and Limit - shall be deleted and the following substituted therefor:

“A.	The Company shall cede to the Reinsurer and the Reinsurer agrees to accept 75.0% of the Company’s Net Liability under Policies in force at the effective date hereof or issued or renewed during the Contract Year. Further, the Company shall cede to the Reinsurer 75.0% of the Net Unearned Premium Reserves at inception of this Agreement and 75.0% of the Net Written Premium on all Policies subject to this Contract.”

The provisions of this Contract shall remain otherwise unchanged.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

ACE Property & Casualty Insurance Company

Philadelphia, Pennsylvania

by

ACE Tempest Re USA, LLC

Stamford, Connecticut

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Net Quota Share

Reinsurance Contract

Effective: July 1, 2005

issued to and duly executed by

VESTA FIRE INSURANCE CORPORATION

SHELBY INSURANCE COMPANY

THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LTD.

FLORIDA SELECT INSURANCE COMPANY

SHELBY CASUALTY INSURANCE COMPANY

VESTA INSURANCE CORPORATION

and

TEXAS SELECT LLOYDS INSURANCE COMPANY

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Vesta Fire Insurance Corporation and agreed to be included in advance by the Reinsurer

It Is Hereby Agreed that Addendum No. 1 to the Contract shall form part of the Contract, effective December 1, 2005.

It Is Further Agreed that the Subscribing Reinsurer’s share in the interests and liabilities of the “Reinsurer” under the Contract shall be revised from 25.000% to 16.667%, effective December 1, 2005, with respect to losses arising out of Loss Occurrences commencing on or after that date.

In Witness Whereof, the parties hereto by their duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Birmingham, Alabama, this 4th day of January in the year 2006.

Russ Crouch
Vesta Fire Insurance Corporation (for and on behalf of the Company)

Stamford Connecticut, this      day of                      in the year         .

ACE Tempest Re USA, LLC (for and on behalf of ACE Property & Casualty Insurance Company)

Addendum No. 2

to the

Interests and Liabilities Agreement

of

Swiss Reinsurance America Corporation

Armonk, New York

through

Swiss Re Underwriters Agency, Inc.

Calabasas, California

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Net Quota Share

Reinsurance Contract

Effective: July 1, 2005

issued to and duly executed by

VESTA FIRE INSURANCE CORPORATION

SHELBY INSURANCE COMPANY

THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LTD.

FLORIDA SELECT INSURANCE COMPANY

SHELBY CASUALTY INSURANCE COMPANY

VESTA INSURANCE CORPORATION

and

TEXAS SELECT LLOYDS INSURANCE COMPANY

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Vesta Fire Insurance Corporation and agreed to be included in advance by the Reinsurer

It Is Hereby Agreed that Addendum No. 1 to the Contract shall form part of the Contract, effective December 1, 2005.

It Is Further Agreed that the Subscribing Reinsurer’s share in the interests and liabilities of the “Reinsurer” under the Contract shall be revised from 75.0% to 50.0%, effective December 1, 2005, with respect to losses arising out of Loss Occurrences commencing on or after that date.

In Witness Whereof, the parties hereto by their duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Birmingham, Alabama, this 4th day of January in the year 2006.

Russ Crouch
Vesta Fire Insurance Corporation (for and on behalf of the Company)

Calabasas, California, this      day of                      in the year         .

Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)

Interests and Liabilities Agreement

entered into by and between

VESTA FIRE INSURANCE CORPORATION

SHELBY INSURANCE COMPANY

THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LTD.

FLORIDA SELECT INSURANCE COMPANY

SHELBY CASUALTY INSURANCE COMPANY

VESTA INSURANCE CORPORATION

and

TEXAS SELECT LLOYDS INSURANCE COMPANY

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Vesta Fire Insurance Corporation and agreed to be included in advance by the Reinsurer

and

E+S Reinsurance (Ireland) Limited

Dublin, Ireland

(hereinafter referred to as the “Subscribing Reinsurer”)

It Is Hereby Agreed that the Subscribing Reinsurer shall have a 6.666% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract entitled:

Net Quota Share

Reinsurance Contract

Effective: July 1, 2005

(as amended by Addendum No. 1)

It Is Further Agreed that this Agreement shall become effective on December 1, 2005, with respect to losses arising out of Loss Occurrences commencing on or after that date, and shall continue in force until June 30, 2006, both days inclusive, unless earlier terminated in accordance with the provisions of the attached Contract.

It Is Also Agreed that the Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

It Is Also Agreed that as respects the Subscribing Reinsurer’s percentage share(s) in the attached Contract, the following shall apply:

1.	In lieu of the provisions of paragraph A of Article I - Definitions - the following paragraph shall apply:

“A.	‘Contract Year’ as used herein shall mean the period from December 1, 2005 through June 30, 2006, both days inclusive. If this Contract is terminated prior to June 30, 2006, the Contract Year shall be from December 1, 2005 through the date of termination.”

2.	In lieu of the provisions of paragraph A of Article XII - Reports and Remittances - the following paragraph shall apply:

“A.	On December 20, 2005, the Company shall report to the Reinsurer the ceded unearned premium (net of inuring reinsurance as set forth in Article VI) with respect to business in force on December 1, 2005. The Company shall remit payment of this amount, less Ceding Commission, by January 3, 2006.”

3.	In lieu of the Schedule A attached to and forming part of the attached Contract, the Schedule A attached to and forming part of this Agreement shall apply.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Birmingham, Alabama, this 4th day of January in the year 2006.

Russ Crouch
Vesta Fire Insurance Corporation (for and on behalf of the Company)

Dublin, Ireland, this      day of                      in the year         .

E+S Reinsurance (Ireland) Limited

Interests and Liabilities Agreement

entered into by and between

VESTA FIRE INSURANCE CORPORATION

SHELBY INSURANCE COMPANY

THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LTD.

FLORIDA SELECT INSURANCE COMPANY

SHELBY CASUALTY INSURANCE COMPANY

VESTA INSURANCE CORPORATION

and

TEXAS SELECT LLOYDS INSURANCE COMPANY

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Vesta Fire Insurance Corporation and agreed to be included in advance by the Reinsurer

and

Hannover Reinsurance (Ireland) Ltd.

Dublin, Ireland

(hereinafter referred to as the “Subscribing Reinsurer”)

It Is Hereby Agreed that the Subscribing Reinsurer shall have a 26.667% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract entitled:

Net Quota Share

Reinsurance Contract

Effective: July 1, 2005

It Is Further Agreed that this Agreement shall become effective on December 1, 2005, with respect to losses arising out of Loss Occurrences commencing on or after that date, and shall continue in force until June 30, 2006, both days inclusive, unless earlier terminated in accordance with the provisions of the attached Contract.

It Is Also Agreed that the Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

It Is Also Agreed that as respects the Subscribing Reinsurer’s percentage share(s) in the attached Contract, the following shall apply:

1.	In lieu of the provisions of paragraph A of Article I - Definitions - the following paragraph shall apply:

“A.	‘Contract Year’ as used herein shall mean the period from December 1, 2005 through June 30, 2006, both days inclusive. If this Contract is terminated prior to June 30, 2006, the Contract Year shall be from December 1, 2005 through the date of termination.”

2.	In lieu of the provisions of paragraph A of Article XII - Reports and Remittances - the following paragraph shall apply:

“A.	On December 20, 2005, the Company shall report to the Reinsurer the ceded unearned premium (net of inuring reinsurance as set forth in Article VI) with respect to business in force on December 1, 2005. The Company shall remit payment of this amount, less Ceding Commission, by January 3, 2006.”

3.	In lieu of the Schedule A attached to and forming part of the attached Contract, the Schedule A attached to and forming part of this Agreement shall apply.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Birmingham, Alabama, this 4th day of January in the year 2006.

Russ Crouch
Vesta Fire Insurance Corporation (for and on behalf of the Company)

Dublin, Ireland, this      day of                      in the year         .

Hannover Reinsurance (Ireland) Ltd.

Schedule A

(Revised: December 1, 2005)

Monthly Reporting Requirements

Cumulative Amounts evaluated as of XX/XX/XX

	California		Texas		Other States		TOTAL
	Gross	Ceded	Gross	Ceded	Gross	Ceded	Gross	Ceded
Premium
Unearned at 12/1/05
Written Beginning 12/1/05
Earned during treaty term
Ceding Commission
Paid
Expected Final
Loss & ALAE
Paid Loss
Paid ALAE
Outstanding Loss & ALAE
IBNR Loss & ALAE
Mold Loss & ALAE
Shock Loss & ALAE

Schedule A (Revised)

(Revised: December 1, 2005)

Net Quota Share

Reinsurance Contract

Effective: July 1, 2005

issued to

VESTA FIRE INSURANCE CORPORATION

SHELBY INSURANCE COMPANY

THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LTD.

FLORIDA SELECT INSURANCE COMPANY

SHELBY CASUALTY INSURANCE COMPANY

VESTA INSURANCE CORPORATION

and

TEXAS SELECT LLOYDS INSURANCE COMPANY

and

any other insurance companies which are now or

hereafter come under the ownership, control or management of

Vesta Fire Insurance Corporation and agreed to be included in advance by the Reinsurer

Reinsurers	Participations
ACE Tempest Re USA, LLC (for ACE Property & Casualty Insurance Company)	16.667%
E+S Reinsurance (Ireland) Ltd.	6.666
Hannover Reinsurance (Ireland) Ltd.	26.667
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	50.000

Total	100.000%